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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  January 18, 1999

                              Four Media Company
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            (Exact name of registrant as specified in its charter)

    Delaware                      0-21943                       95-459940
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   (State of              (Commission File Number)             (IRS Employer
 Incorporation)                                              Identification No.)

                           2813 West Alameda Avenue
                           Burbank, California 91505
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              (Address of principal executive offices) (Zip Code)

                                (818) 840-7000
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             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
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            Four Media Company (the "Company") issued a press release on January
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19, 1999 announcing that definitive agreements had been signed under which
Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V. (collectively, the "Purchasers") would purchase approximately 10.2 million shares of the Company's
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common stock, par value $.01 per share (the "Common Stock"). The press release
                                             ------------
is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

            In such transaction, pursuant to a securities purchase agreement with the Company (the "Securities Purchase Agreement"), the Purchasers will
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acquire, subject to, among other things, receipt of stockholder, regulatory and bank approval, approximately 6.6 million newly issued shares of Common Stock from the Company for $52.7 million, and will receive a warrant to purchase an additional 1.1 million shares of Common Stock with an exercise price of $15.00 per share. In addition, pursuant to the Securities Purchase Agreement, after the closing of the transaction, the Purchaser will have the right, so long as they beneficially own at least 35% of the then outstanding shares of the Company's Common Stock, to cause the Company to nominate and use its best efforts to elect individuals designated by the Purchasers to be a majority of the members of the Company's Board of Directors. Furthermore, for so long as the Purchasers beneficially own at least 10% and less than 35% of the then outstanding shares of the Company's Common Stock, the Company will continue to be obligated to nominate and use its best efforts to elect individuals designated by the Purchasers as members of the Company's Board of Directors, on a decreasing basis roughly in proportion to such ownership. The Securities Purchase Agreement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

            In addition, the Purchasers will acquire, subject to the closing of the purchases under the Securities Purchase Agreement, approximately 3.1 million shares of Common Stock beneficially owned by Technical Services Partners, L.P. ("TSP"), a limited partnership controlled by Steinhardt Management Company, Inc., for approximately $23.4 million, pursuant to a stock purchase agreement with TSP (the "TSP Purchase Agreement"). The TSP Purchase Agreement is attached hereto as Exhibit 99.3 and is hereby incorporated by reference.

            An additional 498,000 shares of Common Stock will be purchased by the Purchasers, subject to the closing of the purchases under the Securities Purchase Agreement and the TSP Purchase Agreement, for approximately $4.0 million from the Company's founders pursuant to a stock purchase agreement with such founders (the "Founders Purchase Agreement"). The Founders Purchase
                    ---------------------------
Agreement is attached hereto as Exhibit 99.4 and is hereby incorporated by reference.

            Upon the closing of the transaction, the Company will grant the Purchasers customary demand and piggyback registration rights with respect to the shares of Common Stock of which they acquired beneficial ownership in the transaction.

            Concurrently with the closing of the transaction, Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P., the holders of all outstanding shares of the Company's preferred stock (the "Preferred Stockholders"), have agreed to convert all of their preferred
 ----------------------
shares into 2,250,000 shares of Common Stock pursuant to a Preferred Stock Conversion and Stockholders Agreement with the Company (the "Conversion
                                                             ----------
Agreement"). The Conversion Agreement is attached hereto as Exhibit 99.5 and is
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hereby incorporated by reference.

            Upon the closing of the transaction, the Company will grant the Preferred Stockholders customary demand and piggyback registration rights with respect to the shares of Common Stock of which they acquired beneficial ownership in the transaction.

            In connection with such transaction, the Purchasers also entered into (i) a Voting Agreement, dated as of January 18, 1999, with the Preferred Stockholders, (ii) a Voting Agreement, dated as of January 18, 1999, with Robert
T. Walston, the Company's Chief Executive Officer ("Walston"), and TSP and (iii) a Voting and Option Agreement, dated as of January 18, 1999, with TSP (collectively, such agreements are referred to herein as the "Voting
                                                              ------
Agreements"). The Voting Agreements are attached hereto as Exhibits 99.6, 99.7
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and 99.8, respectively, and are hereby incorporated by reference. Under the terms of the Voting Agreements, the Preferred Stockholders, Walston and TSP have agreed to support the transaction described in the press release and to vote against any competing transactions that may

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arise. As a result of the Voting Agreements, holders of over 50% of the outstanding shares of the Company's Common Stock have agreed to vote for the transactions contemplated by the Purchase Agreements. The Voting Agreements (but not the option granted by TSP described below) will terminate upon termination of the Securities Purchase Agreement.

            Furthermore, in the Voting and Option Agreement, TSP granted Purchasers an option to purchase approximately 3.1 million shares of the Company's Common Stock (representing approximately 30% of the outstanding shares of the Company's Common Stock) at a price equal to $7.50 per share. The option is exercisable in certain events arising after the Securities Purchase Agreement is terminated.

            Additionally, in connection with the transaction described in the press release, Walston entered into a new Employment Agreement (the "Walston
                                                                     -------
Employment Agreement") with the Company, dated as of January 1, 1999, and
--------------------
effective concurrently with the closing of the transaction. Under the terms of the Walston Employment Agreement, Walston's employment at the Company will be for a term of five years commencing as of the date of the Walston Employment Agreement at an annual base salary of $500,000. Additionally, under the terms of the Walston Employment Agreement, subject to the approval by the Company's shareholders of an amendment to the Company's 1997 Stock Plan to increase the number of shares available for issuance thereunder, the Company will grant Walston an option to purchase 2,500,000 shares of the Company's Common Stock at an exercise price of $8.00 per share. Under the terms of the Walston Employment Agreement, the Company will also loan Walston $2.0 million, which loan will be forgiven over the term of the Walston Employment Agreement upon the achievement of certain milestones. The Walston Employment Agreement will only become effective upon closing of the transactions contemplated by the Securities Purchase Agreement and such effectiveness will be retroactive to the date of the Walston Employment Agreement.

            The Company also issued a second press release on January 19, 1999 announcing that Jeffrey J. Marcketta ("Marcketta") was named President and Chief
                                       ---------
Administrative Officer of the Company. This press release is attached hereto as
Exhibit 99.9 and is hereby incorporated by reference.

            Also in connection with the transaction and as described in the second press release, Marcketta entered into an Employment Agreement (the "Marcketta Employment Agreement") with the Company, effective as of January 1,
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1999. Under the terms of the Marcketta Employment Agreement, Marcketta's employment at the Company will be for a term of five years commencing as of the date of the Marcketta Employment Agreement at an annual base salary of $350,000. Additionally, under the terms of the Marcketta Employment Agreement, the Company granted Marcketta an option to purchase 500,000 shares of the Company's Common Stock at an exercise price of $8.00 per share. The Marcketta Employment Agreement became effective as of January 1, 1999.

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            The foregoing descriptions of the various transaction documents are only summaries thereof and are qualified in their entirety by reference to such documents which are attached hereto and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          7(c)  Exhibits
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          99.1  Press Release of Four Media Company, dated January 19, 1999.

          99.2 Securities Purchase Agreement, dated as of January 18, 1999, among Four Media Company and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V., as Purchasers.

          99.3 Stock Purchase Agreement, dated as of January 18, 1999, among Technical Services Partners, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V., as Purchasers.

          99.4 Stock Purchase Agreement, dated as of January 18, 1999, among John H. Donlon, Gavin W. Schutz, Robert Bailey and The Estate of John H. Sabin and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V., as Purchasers.

          99.5 Preferred Stock Conversion and Stockholders Agreement, dated as of January 18, 1999, among Four Media Company, Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund III, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

          99.6 Voting Agreement, dated as of January 18, 1999, among Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund III, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

          99.7 Voting Agreement, dated as of January 18, 1999, among Robert T. Walston, Technical Services Partners, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

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          99.8  Voting and Option Agreement, dated as of January 18, 1999, among
                Technical Services Partners, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

          99.9  Press Release of Four Media Company, dated January 19, 1999.

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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 20, 1999
                              FOUR MEDIA COMPANY

                              /s/ Robert T. Walston
                              ---------------------

                              Robert T. Walston
                              Chairman and Chief Executive Officer

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                                 EXHIBIT INDEX

               99.1   Press Release of Four Media Company, dated January 19,
                      1999.

               99.2 Securities Purchase Agreement, dated as of January 18, 1999, among Four Media Company and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V., as Purchasers.

               99.3 Stock Purchase Agreement, dated as of January 18, 1999, among Technical Services Partners, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V., as Purchasers.

               99.4 Stock Purchase Agreement, dated as of January 18, 1999, among John H. Donlon, Gavin W. Schutz, Robert Bailey and The Estate of John H. Sabin and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V., as Purchasers.

               99.5 Preferred Stock Conversion and Stockholders Agreement, dated as of January 18, 1999, among Four Media Company, Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund III, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

               99.6 Voting Agreement, dated as of January 18, 1999, among Fleming US Discovery Fund III, L.P., Fleming US Discovery Offshore Fund III, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

               99.7 Voting Agreement, dated as of January 18, 1999, among Robert T. Walston, Technical Services Partners, L.P. and Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

               99.8 Voting and Option Agreement, dated as of January 18, 1999, among Technical Services Partners, L.P. and Warburg, Pincus Equity Partners,

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                      L.P., Warburg, Pincus Netherlands Equity Partners I, C.V.,
                      Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

               99.9   Press Release of Four Media Company, dated January 19,
                      1999.

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